Exhibit 99(i)

PGI ENERGY FUND I SERIES 2010, INC

Contact Information:

7322 SOUTHWEST FRWY STE 1100

HOUSTON, TX. 77074

(713) 532-5649

This document contains confidential information. It is disclosed to you for informational purposes only. Its contents shall remain the property of PGI ENERGY FUND I SERIES 2010, INC and shall be returned to PGI ENERGY FUND I SERIES 2010, INC when requested.

This is a financial plan and does not imply an offering of securities.

Table of Contents

1. Executive Summary	1

2. Products & Services	2

3. Operating Plan	3
Personnel Plan

4. Appendix	8
Income Projection
Expense Projection
Profit & Loss
Balance Sheet
Ratio Analysis

PGI ENERGY FUND I SERIES 2010, INC	1

1.	Executive Summary

PGI ENERGY FUND I SERIES-2010, Inc is an energy holding company, headquartered in Houston, Texas. The company growth strategy is to acquire assets in the upstream and mid-stream sectors of the energy industry and other synergistic assets. The company will only acquire proven producing, and income producing assets.

Credit Committee and Underwriting Guidelines: Max. LTV 70% PDP Max. LTV 35% PUD & PDNP. Midstream assets max 70% income and asset base value. All funding require 100% cash flow sweep feature less agreed upon G & A until debt fully repaid. All funding requires 3%-15% back end equity kicker. Process: Initial Review, good title, third party engineering report review, commitment, loan documents from attorney, funding structure, closing.

Funding Structures: We will fund/acquire projects under traditional debt, revolving credit facility, limited partnerships, direct equity ownership of assets, special purpose entity to hold assets, with the company maintaining controlling interest. We may at our discretion leverage assets and funds to finance projects through off balance sheet methods of third party lender or investor.

Dividend Distribution Structure: Net dividends shall be declared quarterly and distributed to the shareholders of record quarterly.

Accounting: The company shall maintain accounting records for all assets and transactions under general accepted accounting standards (GAAP).

Reporting: The company will become a fully reporting public entity.

Geographical Funding Areas: North America and Canada

Use of Proceeds

Equity Line $185,000,000

Funding Acquisition of Operating Refinery in Douglas, WY	$26,000,000
Operating Capital	$46,000,000
Funding Acquisition of Proven Producing Oil & Gas	$143,000,000
Investment Banking and Legal Fees	$8,000,000
Equity Line Commitment Fee	$5,000,000

Total	$185,000,000

Note: The U.S. Securities & Exchange Commission, and the State of Texas Securities Board does not pass upon the merits of or give its approval to any securities offered or terms of the offering, nor does it pass upon the accuracy or completeness of any offering circular or other selling literature. The commission has not made an independent determination that the securities hereunder are exempt from registration. Any representation to the contrary is a criminal offense. This offer is void where prohibited.

PGI ENERGY FUND I SERIES 2010, INC	2

2.	Products & Services

PGI Energy will acquire/fund proven producing oil & gas assets and mid-stream assets throughout the US and Canada with existing operators contracted to maintain production. We will maintain a trading & sales dept for crude and refined products which will be responsible for selling refined crude products from our refinery. We will supply crude to our refinery as needed with internal billing net 30 at cost to maximize profits at the refineries. If sufficient crude is not available from our oil fields for operations, we will purchase crude at market. We may from time to time hedge our position with respect to crude commodities against market volatility.

PGI ENERGY FUND I SERIES 2010, INC	3

3.	Operating Plan

Corporate Hierarchy

Board Members: Chairman of Board Marcellous McZeal; Chad Slater; Carl Allen Robinson; Arael Doolittle; Lionel Johnson.

Executive Officers

CEO- Marcellous McZeal responsible for corporate governance, policy writing, acquisition and merger target procurement, contract preparation and review, loan docs prep, commitment docs, title report review. Must approve all press releases and communications with media sources. Must approve all executive employment contracts or recommendations for termination of employment.

President-Carl Allen Robinson responsible for reviewing financial reports, acquisition and merger target procurement, review and approve departmental expense budgets. Human Resource communications with Odyssey One Source. Shall be responsible for establishing benefits plans and continuity for 401K, health insurance, life insurance, business risk insurance plans and will be responsible for business integration plan development.

Senior VP - Chad Slater responsible for Performa reporting for all company assets, investment target procurement, business relationship development, acquisition evaluation, internal engineering reports and analysis.

COO- Arael Doolittle responsible for all daily operations compliance, daily sales report review, call log review, marketing oversight, draft press releases to submit to CEO, and business relationship development.

CFO- Lionel Johnson shall be responsible for all corporate accounting internally including subsidiaries, budgetary reviews and reconciliation of company books, internal audit controls in compliance with Sarbanes-Oxley. CFO is responsible for financial reporting dissemination to external accountant Zucker and Associates via automated system and external auditors Friedman LLP.

Corporate Treasurer/Secretary- Marcellous McZeal responsible for recording minutes of board meetings, transferring of stock certificates, maintain shareholder list, send out quarterly or annual reports to shareholders of record and arrange transfer agent to pay declared dividends.

Executive Bio’s

Marcellous McZeal- 2010 CEO & Corporate Counsel PGI Energy Fund I Series 2010;2000-2010 Managing partner in the law firm of Grealish & McZeal LLP in Houston, Texas. Oil and Gas litigation, prepare and examine contracts involving leases, licenses,

PGI ENERGY FUND I SERIES 2010, INC	4

purchases, sales, insurance; Provides legal advice to oil and gas organization, prepares resolutions and forms, and participates in major legal actions; responsible for foreseeing and protecting the company against legal risks- Corporate Representation, Malpractice Insurance, Business Entities and Startups. Worrell & McZeal P.C. 99-00-Principle in Association of Professional Corporations - Practicing Commercial, Real Estate and Business Litigation.-Negotiation and preparation of contracts, sale and purchase of businesses, employee relations, and dissolution, Attendance at annual meetings; Negotiation with vendors, employees and executives; Financing issues; Compliance and labor issues; government regulation; and Business succession planning. Southwestern University, Georgetown, Texas B.A. Degree, May 1991, Finance and Business Major. South Texas College of Law, Houston, Texas, Doctor of Jurisprudence Degree, May 1995 Admitted to Texas Bar; U.S. Court of Appeals for the Fifth Circuit, U.S. District Court for the Western Districts of Texas and Southern District of Texas.

Carl Allen Robinson-2010 President PGI Energy Fund I Series 2010; 2004-2010 Vice president MJLM Wealth Solutions- manager and developer for wealth development, wealth protection, and wealth transfer of firms clients. 1997-2004 Financial Consultant AXA Financial Advisors administered employer-employee benefits, estate planning, tax advantage investments, retirement planning and insurance. University of Texas at Austin B.S. in Communications, 1983. Securities licenses: Series 6, 7, 63, 65, 66 and Group 1.

Chad Slater-2010 Senior Vice-President PGI Energy Fund I Series 2010; Ten years industry experience with a proven track record managing and engineering high voltage projects and overseeing construction of electrical designs. Bachelor of Science in Electrical Engineering - December Prairie View A&M University Prairie View, TX 1999. Electrical Engineer - BP Texas City Refinery, Texas City, Texas, Electrical Services and Power Distribution, February 2009 - Present; I & E Maintenance Engineer - BP Texas City Refinery, Texas City, Texas Maintenance, Reliability and Contract Services, November 2007 - February 2009; Electrical Engineer, Project Manager - Center Point Energy, Houston, Texas Major Underground Engineering, January 2004 - January 2007; Graduate Engineer III - City of Houston, Houston, TX Bureau of Air Quality Control, March 2003 - January 2004; DSP Product Engineer - Texas Instruments, Inc., Stafford, Texas Digital Signal Processing, September 2000 - January 2003; National Institute of Technology (Everest), Houston, TX Instructor, November 2003 - June 2004; associate nuclear engineer....TXU steam station Comanche peak...1999-2000

Arael Doolittle-2010 Chief Operating Officer PGI Energy Fund I Series 2010; 2006-Present Pinnacle Title Company owner/vice-president Develop and implement policies and procedures indicated by the Texas Department of Insurance. Close loans and disburse loan funds. Responsible for the productivity and budgetary performance of the operations department. Review title documents, easements and mitigate any open issues. Act as liaison between customers and Title Company. Manage processing of all legal documents and edit legal documents for accuracy of loan information. Suggested and implemented new products that increased earnings by 43%. 2002-2006 Starpoint Residential Mortgage. Increased regional sales from $25 million to $350 million from 2004 to 2005. Managed a staff of

PGI ENERGY FUND I SERIES 2010, INC	5

professionals in restructuring problem business banking and commercial loans, worked with lending personnel and borrowers to better secure collateral and/or assets of the borrower. Performed analysis to identify possible front-end and/or back-end fraud. Identified areas for increased security procedures and recommended to fraud prevention associates. Developed strategic sale and marketing objectives, established sales territories and quotas, managed budgets and evaluated sales performance of associates. University of Illinois, B.A. Liberal Arts & Communications 1988.

Lionel Johnson- 2010 Chief Financial Officer PGI Energy Fund I Series 2010; 2008-2010 Senior Contract Compliance Officer City of Houston; 2007-2008 Toloje Group as management consultant; 1994-2006 BSCI, Inc Houston, TX Operations Manager; 1990-1994 Unity National Bank as Vice President/Compliance Officer; 1987-1990 State of Texas Department of Banking, Austin, TX as Bank Examiner. University of Texas, Austin, TX. B.S. degree, and Rice University Executive Education Program (Operational Analysis).

Non-Executive Staff

Chief Investment Administrator/Senior Underwriter- Pythagoras Group/Robert Gandy responsible for procuring investment targets, acquisition and merger targets, distressed assets, third party engineering report review and analysis, target distressed assets, order asset verification, title reports, financing structure, and closings.

Junior Underwriter- Robert Carroll responsible for intake review of new investment targets, review and preliminary write-up upon third party engineering report review or appraisal review for presentment to senior Underwriter for approval. Junior underwriter at the direction of senior underwriter may present projects to the credit committee for funding approval.

Business Development Managers- Tyrone Willis and Robert Fuentes shall be responsible for the development of our customer base in the commodities trading platform on the buy and sell side of petroleum products daily. Both traders shall communicate daily with production managers at our refineries and client refineries to determine daily supply levels and order processing, maintain daily call logs, fax log and sales records for each transaction daily and report to COO daily. One trading analyst shall be assigned to the team as support staff for pricing and trading. One commodities sales employee shall be assigned to assist in deal flow.

Transportation & Logistics- Robert D. Gandy II, Domonic Givens and Kendal Givens shall function as transportation & logistics managers and shall be responsible for processing transport orders from our trading floor. The transportation and logistics managers shall coordinate and plan trip route using transportation and logistics software for pickup and delivery of crude, natural gas, and refined products. The transportation and logistics managers will delegate orders to trucking dispatcher for timely deliveries to customers.

PGI ENERGY FUND I SERIES 2010, INC	6

Chief Project Manager- Robert Barrett shall be responsible for verifying assets prior to and after acquisition or funding including ordering and conducting third party engineering review, refinery specs testing, security oversight and facility inspections. CPM shall report to Chief Investment Administrator.

Human Resource Liaison- Marguerite McKinney shall be responsible for coordinating employee permanent file setup and registering new hires with Odyssey OneSource account manager. HR Liaison shall be responsible for transmitting information to appropriate Odyssey OneSource specialist as deemed necessary and maintaining permanent employee file record.

Marketing Director- (Vacant position) shall be responsible for developing a strategic marketing plan to promote business growth in every area of the company, including coordinating and designing the direct mail, print media, approval of on-line market and coordinating marketing events with company mandated objectives. The marketing budget shall be presented to the COO and president for approval.

Public Relations- Third party PR firm. (Contracted Service)

IT Manager- (Vacant) responsible for website integration and development, maintenance of all office technology integration and shall increase on-line marketing presence for business growth.

Human Resource- OdysseyOne Source (PEO) provider shall be responsible for administering state & federal employment practices, develop employment handbook with board approval of final release, administrator of medical benefits plan and process payroll. HR shall be responsible for resolving all employee grievances between employees and supervisor. A record shall be made of all complaints and memo sent to the executive officers of said complaint and recommended resolution. Any recommendations for termination of employment shall be in writing given sufficient reasons and must be approved by the department head or executive officer. Only an internal HR liaison person shall exist.

We expect total staff including executives to be 33 at corporate headquarters. We expect 16-employees in the refinery. The oil and gas fields will be operated by contract labor via operator contracts which shall be approx. 15% of production as a fixed cost agreed upon G&A.

3.1	Personnel Plan

PGI ENERGY FUND intends to control a significant interest in an atmospheric refinery a 5,000 Bbl per day refinery located in Douglas, Wyoming. These assets will be acquired and held in a special purpose entity with PGI Energy Fund funding the purchase as an equity investment. The refinery will retain existing staff for operations who are highly experienced in the industry. The Wyoming refinery was newly constructed in 2009 and only operating in 2009. The asset was last appraised at $74 mil. bank appraisal asset is a distressed sale negotiated by Pythagoras Group, our investment bank. No new equipment is needed for the refinery as yet noted.

PGI ENERGY FUND I SERIES 2010, INC	7

PGI ENERGY FUND intends to control significant oil and gas assets located in Louisiana, and Texas currently negotiated under what management believes to be favorable terms based upon our valuation model.

PGI ENERGY FUND I SERIES 2010, INC	8

4.	Appendix

This section contains the following reports and supporting documentation:

•	Income Projection

•	Expense Projection

•	Profit & Loss

•	Balance Sheet

•	Ratio Analysis

PGI ENERGY FUND I SERIES 2010, INC

Income Projection

For year ending July, 2011

Income Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 1
PETRO REFINERY SERIES I	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	72,000,000
OIL & GAS PRODUCTION	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	8,400,000
PIPELINE REVENUE	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	1,500,000

Total Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

PGI ENERGY FUND I SERIES 2010, INC

Income Projection

For year ending July, 2012

Income Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 2
PETRO REFINERY SERIES I	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	72,000,000
OIL & GAS PRODUCTION	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	8,400,000
PIPELINE REVENUE	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	1,500,000

Total Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

PGI ENERGY FUND I SERIES 2010, INC

Income Projection

For year ending July, 2013

Income Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 3
PETRO REFINERY SERIES I	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	72,000,000
OIL & GAS PRODUCTION	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	8,400,000
PIPELINE REVENUE	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	1,500,000

Total Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

PGI ENERGY FUND I SERIES 2010, INC

Expense Projection

For year ending July, 2011

Expense Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 1
OFFICE SUPPLIES	2,600	300	300	300	300	300	300	300	300	300	300	300	5,900
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800

Total Expenses	404,750	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	4,831,700

PGI ENERGY FUND I SERIES 2010, INC

Expense Projection

For year ending July, 2012

Expense Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 2
OFFICE SUPPLIES	300	300	300	300	300	300	300	300	300	300	300	300	3,600
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800

Total Expenses	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	4,829,400

PGI ENERGY FUND I SERIES 2010, INC

Expense Projection

For year ending July, 2013

Expense Category	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 3
OFFICE SUPPLIES	300	300	300	300	300	300	300	300	300	300	300	300	3,600
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800

Total Expenses	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	402,450	4,829,400

PGI ENERGY FUND I SERIES 2010, INC

Profit & Loss Statement

For year ending July, 2011

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 1
Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

Less COGS:
Material	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	50,400,000
Labor	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	2,520,000
Other	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	75,000

Total COGS	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	52,995,000

Gross profit	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	28,905,000

Operating expenses:
OFFICE SUPPLIES	2,600	300	300	300	300	300	300	300	300	300	300	300	5,900
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800
Depreciation	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	13,660,000

Total operating expenses	1,543,083	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	18,491,700

Operating income	865,667	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,413,300

Net income before taxes	865,667	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,413,300
Estimated taxes	277,013	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	3,332,256

Net income	588,653	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	7,081,044

PGI ENERGY FUND I SERIES 2010, INC

Profit & Loss Statement

For year ending July, 2012

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 2
Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

Less COGS:
Material	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	50,400,000
Labor	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	2,520,000
Other	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	75,000

Total COGS	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	52,995,000

Gross profit	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	28,905,000

Operating expenses:
OFFICE SUPPLIES	300	300	300	300	300	300	300	300	300	300	300	300	3,600
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800
Depreciation	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	13,660,000

Total operating expenses	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	18,489,400

Operating income	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600

Net income before taxes	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600
Estimated taxes	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	3,332,992

Net income	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	7,082,608

PGI ENERGY FUND I SERIES 2010, INC

Profit & Loss Statement

For year ending July, 2013

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 3
Income	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	6,825,000	81,900,000

Less COGS:
Material	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	4,200,000	50,400,000
Labor	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	2,520,000
Other	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	75,000

Total COGS	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	4,416,250	52,995,000

Gross profit	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	2,408,750	28,905,000

Operating expenses:
OFFICE SUPPLIES	300	300	300	300	300	300	300	300	300	300	300	300	3,600
OFFICE LEASE	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
TRAVEL & ENT.	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
PAYROLL	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	2,400,000
EMPLOYEE BENEFITS	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	420,000
CONTRACT LABOR	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	56,000	672,000
TELECOMMUNICATIONS	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000
UTILITIES	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
LEGAL & ACCOUNTING	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
SALES TAX	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	240,000
ROYALTIES	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000	300,000
MAINTENANCE	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	14,000	168,000
Employment Taxes	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	14,150	169,800
Depreciation	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	1,138,333	13,660,000

Total operating expenses	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	1,540,783	18,489,400

Operating income	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600

Net income before taxes	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600
Estimated taxes	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	277,749	3,332,992

Net income	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	590,217	7,082,608

PGI ENERGY FUND I SERIES 2010, INC

Balance Sheet

For year ending July, 2011

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 1
Assets:
Current assets:
Cash	133,426,987	135,155,537	136,884,088	138,612,639	140,341,189	142,069,740	143,798,291	145,526,841	147,255,392	148,983,943	150,712,493	152,441,044	152,441,044

Total current assets	133,426,987	135,155,537	136,884,088	138,612,639	140,341,189	142,069,740	143,798,291	145,526,841	147,255,392	148,983,943	150,712,493	152,441,044	152,441,044
Fixed assets (net)	127,161,667	126,023,333	124,885,000	123,746,667	122,608,333	121,470,000	120,331,667	119,193,333	118,055,000	116,916,667	115,778,333	114,640,000	114,640,000

Total assets	260,588,653	261,178,871	261,769,088	262,359,305	262,949,523	263,539,740	264,129,957	264,720,175	265,310,392	265,900,609	266,490,827	267,081,044	267,081,044

Liabilities and equity:
Total liabilities	0	0	0	0	0	0	0	0	0	0	0	0	0
Equity	260,588,653	261,178,871	261,769,088	262,359,305	262,949,523	263,539,740	264,129,957	264,720,175	265,310,392	265,900,609	266,490,827	267,081,044	267,081,044

Total liabilities and equity	260,588,653	261,178,871	261,769,088	262,359,305	262,949,523	263,539,740	264,129,957	264,720,175	265,310,392	265,900,609	266,490,827	267,081,044	267,081,044

PGI ENERGY FUND I SERIES 2010, INC

Balance Sheet

For year ending July, 2012

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 2
Assets:
Current assets:
Cash	154,169,595	155,898,145	157,626,696	159,355,247	161,083,797	162,812,348	164,540,899	166,269,449	167,998,000	169,726,551	171,455,101	173,183,652	173,183,652

Total current assets	154,169,595	155,898,145	157,626,696	159,355,247	161,083,797	162,812,348	164,540,899	166,269,449	167,998,000	169,726,551	171,455,101	173,183,652	173,183,652
Fixed assets (net)	113,501,667	112,363,333	111,225,000	110,086,667	108,948,333	107,810,000	106,671,667	105,533,333	104,395,000	103,256,667	102,118,333	100,980,000	100,980,000

Total assets	267,671,261	268,261,479	268,851,696	269,441,913	270,032,131	270,622,348	271,212,565	271,802,783	272,393,000	272,983,217	273,573,435	274,163,652	274,163,652

Liabilities and equity:
Total liabilities	0	0	0	0	0	0	0	0	0	0	0	0	0
Equity	267,671,261	268,261,479	268,851,696	269,441,913	270,032,131	270,622,348	271,212,565	271,802,783	272,393,000	272,983,217	273,573,435	274,163,652	274,163,652

Total liabilities and equity	267,671,261	268,261,479	268,851,696	269,441,913	270,032,131	270,622,348	271,212,565	271,802,783	272,393,000	272,983,217	273,573,435	274,163,652	274,163,652

PGI ENERGY FUND I SERIES 2010, INC

Balance Sheet

For year ending July, 2013

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 3
Assets:
Current assets:
Cash	174,912,203	176,640,753	178,369,304	180,097,855	181,826,405	183,554,956	185,283,507	187,012,057	188,740,608	190,469,159	192,197,709	193,926,260	193,926,260

Total current assets	174,912,203	176,640,753	178,369,304	180,097,855	181,826,405	183,554,956	185,283,507	187,012,057	188,740,608	190,469,159	192,197,709	193,926,260	193,926,260
Fixed assets (net)	99,841,667	98,703,333	97,565,000	96,426,667	95,288,333	94,150,000	93,011,667	91,873,333	90,735,000	89,596,667	88,458,333	87,320,000	87,320,000

Total assets	274,753,869	275,344,087	275,934,304	276,524,521	277,114,739	277,704,956	278,295,173	278,885,391	279,475,608	280,065,825	280,656,043	281,246,260	281,246,260

Liabilities and equity:
Total liabilities	0	0	0	0	0	0	0	0	0	0	0	0	0
Equity	274,753,869	275,344,087	275,934,304	276,524,521	277,114,739	277,704,956	278,295,173	278,885,391	279,475,608	280,065,825	280,656,043	281,246,260	281,246,260

Total liabilities and equity	274,753,869	275,344,087	275,934,304	276,524,521	277,114,739	277,704,956	278,295,173	278,885,391	279,475,608	280,065,825	280,656,043	281,246,260	281,246,260

PGI ENERGY FUND I SERIES 2010, INC

Ratio Analysis

For year ending July, 2011

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 1
Profitability ratios:
Gross profit margin	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%
Operating profit margin	12.68%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.71%
Net profit margin	8.62%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%
Return on equity	0.23%	0.23%	0.23%	0.23%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	2.69%
Return on assets	0.23%	0.23%	0.23%	0.23%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	2.69%

Liquidity ratios:
Current ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Quick ratio (Acid-test)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Working capital ratio	19.55	19.80	20.06	20.31	20.56	20.82	21.07	21.32	21.58	21.83	22.08	22.34	1.86

Activity ratios:
Accounts receivable days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory turnover	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Sales-to-assets	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.31

Leverage ratios:
Debt-to-equity	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Debt ratio	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Times-interest (TI) earned:
Operating income	865,667	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,413,300
Interest expense (÷)	0	0	0	0	0	0	0	0	0	0	0	0	0

TI earned ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

PGI ENERGY FUND I SERIES 2010, INC

Ratio Analysis

For year ending July, 2012

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 2
Profitability ratios:
Gross profit margin	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%
Operating profit margin	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%
Net profit margin	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%
Return on equity	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	2.62%
Return on assets	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	2.62%

Liquidity ratios:
Current ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Quick ratio (Acid-test)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Working capital ratio	22.59	22.84	23.10	23.35	23.60	23.86	24.11	24.36	24.62	24.87	25.12	25.37	2.11

Activity ratios:
Accounts receivable days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory turnover	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Sales-to-assets	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.02	0.30

Leverage ratios:
Debt-to-equity	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Debt ratio	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Times-interest (TI) earned:
Operating income	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600
Interest expense (÷)	0	0	0	0	0	0	0	0	0	0	0	0	0

TI earned ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

PGI ENERGY FUND I SERIES 2010, INC

Ratio Analysis

For year ending July, 2013

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Year 3
Profitability ratios:
Gross profit margin	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%	35.29%
Operating profit margin	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%	12.72%
Net profit margin	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%	8.65%
Return on equity	0.22%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	2.55%
Return on assets	0.22%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	2.55%

Liquidity ratios:
Current ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Quick ratio (Acid-test)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Working capital ratio	25.63	25.88	26.13	26.39	26.64	26.89	27.15	27.40	27.65	27.91	28.16	28.41	2.37

Activity ratios:
Accounts receivable days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory days	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Inventory turnover	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Sales-to-assets	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.29

Leverage ratios:
Debt-to-equity	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Debt ratio	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Times-interest (TI) earned:
Operating income	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	867,967	10,415,600
Interest expense (÷)	0	0	0	0	0	0	0	0	0	0	0	0	0

TI earned ratio	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a